Exhibit 10.3

AGREEMENT

This Agreement is effective as of this 7th day of April, 2010, between M2 Global, Ltd. (“M2”), an Antigua corporation, and Cityhub.com, Inc. (“Cityhub.com”), a Delaware Corporation, (collectively the “Parties”).

RECITALS

WHEREAS, this Agreement relates to the ownership of U.S. Patent No. 5,930,474 entitled “Internet Organizer for Accessing Geographically and Topically Based Information (the “474 Patent”); and

WHEREAS, M2 is the record owner of the ‘474 Patent through assignment, such ownership being reflected in the records of the United States Patent and Trademark Office; and

WHEREAS, Cityhub.com is a recently reconstituted corporation of a prior dissolved corporation; the newly-constituted version of Cityhub.com claims it has interests in the ‘474 patent; and

WHEREAS, Cityhub.com has filed suit against various parties in the United States District Court, Eastern District of Texas, Marshall Division, Cause No. 2-09-cv-l43, including as part of this lawsuit, a claim that it is the owner of the ‘474 Patent (the “Texas Litigation”); and

WHEREAS, M2 has filed a declaratory judgment action against Cityhub.com in the United States District Court, Middle District of Florida, Orlando Division, Cause No. 6:09-cv-1209, claiming that it and not Cityhub.com is the true owner of the ‘474 Patent and seeking a declaratory judgment to that effect (the “Florida Litigation”); and

WHEREAS, the Parties have agreed to resolve all disputes between them, and that Cityhub.com is, by this Agreement, assigning whatever right, title, and interest it may have in the ‘474 Patent to M2, including the right to seek damages, both past and future, for patent infringement; and

WHEREAS, Cityhub.com has also reached a separate agreement with John Veenstra and Lisa Morgan resolving any disputes between them such that the dismissal of the Texas Litigation contemplated herein will be with prejudice as to all parties and all claims.

THEREFORE, PREMISES CONSIDERED, in exchange for the mutual consideration contained, herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Cityhub.com hereby transfers, assigns, and conveys to M2 any and all right, title, and interest that Cityhub.com may have in the ‘474 Patent, including the right to recover both past and future damages for any alleged infringement by others of the ‘474 Patent.

2. In connection with this agreement, Cityhub.com’s Board of Directors has passed a resolution approving the agreement, has provided shareholder notice to all known shareholders advising them of this corporate action, and has received the appropriate approval from both the shareholders and the Board of Directors to enter into this Agreement. Cityhub.com has furnished M2 with proof of such Board resolutions and shareholder notice and approval as a condition precedent to M2’s agreeing to enter into this agreement.

3. M2 will pursue all reasonable avenues to monetize the ‘474 Patent, including actions for patent infringement, and will seek to recover any and all damages for infringement by others of the ‘474 Patent. Such monetizing efforts also will include but are not limited to seeking licenses, and if it makes business sense, a total or partial sale of the ‘474 Patent. Collectively, all such monetizing efforts shall be referred to herein as the prosecution of the “Claim.” M2 agrees to pay Cityhub.com one-sixth (1/6) of the Net Proceeds collected from the prosecution of the Claim. Net Proceeds shall mean the gross amounts received from the prosecution of the Claim, less the payment of attorneys’ fees, reasonable and necessary Claim-related expenses, including expert witness fees for any experts selected by M2, and court costs incurred in the prosecution of the Claim. M2 represents that neither John Veenstra nor Lisa Morgan shall serve as a compensated expert witness in any such prosecution. All funds collected from the prosecution of the Claim will be paid into the Trust Account of Friedman, Suder & Cooke, Tindall Square Warehouse No. 1, 604 E. 4th Street, Suite 200, Fort Worth, TX 76102. Within 20 days of receipt of any such funds, Friedman, Suder & Cooke shall perform the appropriate calculations as stated herein and wire one-sixth of the Net Proceeds to Cityhub and send a copy of its calculation by email to Cityhub.com. Cityhub.com will have a period of (20) days from receipt of the calculation to audit such calculations and will promptly advise both the attorneys and M2 of any discrepancies it believes exist in the calculations. Failure to raise any discrepancies within such twenty (20) day period shall be deemed an acceptance of such calculations.

4. Within thirty (30) days of the execution of this Agreement, M2 will pay to Cityhub.com the sum of One Million, Five-Hundred Thousand Dollars ($1,500,000.00). This amount will, be paid via wire transfer to the Staes & Scallan, P.C. Client Funds Account.

5. The payment set forth in paragraph 4 above is a non-refundable advance against Cityhub.com’s one-sixth share in the Net Proceeds such that M2 will receive a dollar-for-dollar credit from any monies that Cityhub.com would otherwise receive through the prosecution of the Claim until such time as M2 fully recoups this payment. Each dollar received through future prosecution of the Claim that would otherwise be payable to Cityhub.com hereunder shall be retained by M2, but fully disclosed and accounted for to Cityhub.com until the time when such amounts represent a full recoupment of the $1,500,000.00 paid by M2. Should future recoveries of any type from the prosecution of the Claim (including sale of the ‘474 patent) not produce adequate funds from which full recoupment can be achieved by M2, Cityhub.com shall, owe no payments to M2.

6. Upon execution of this Agreement, Cityhub.com will cause the claims in the Texas Litigation against all parties to be dismissed with prejudice to the refiling of same, with each party to bear such party’s own costs. A copy of the Stipulation of Dismissal is attached hereto as Exhibit “A,”

7. Upon execution of this Agreement, M2 will cause the Florida Litigation to be dismissed against all parties with prejudice to refiling of same, with each party to bear such party’s own costs. A copy of the Stipulation of Dismissal is attached hereto as Exhibit “B,”

8. The Parties agree to execute any and all further documents reasonably necessary to comply with and carry out the terms of this Agreement,

9. The parties on behalf of themselves and their respective affiliates (which for M2 includes Geotag Management Group, LLC and Gerova, Inc. f/k/a Geomas, Inc.), hereby release each other from any and all claims, demands, and causes of action, whether known or unknown, relating in any way to (1) the claims that were or would have been asserted in the Texas Litigation or the Florida Litigation and (2) the ‘474 Patent,

10. Cityhub.com. agrees to cooperate with M2 with regard to any reasonable requests in connection with M2’s prosecution of the Claim. M2 will keep Cityhub.com informed of significant developments in the prosecution of the Claim. All reasonable and necessary costs incurred by Cityhub.com in connection with such cooperation shall be considered a “claim- related expense” as described in paragraph 3 above and reimbursed as part of any recoveries from the prosecution of the Claim in the same manner as other claim-related expenses. The Board of Cityhub.com may from time to time appoint up to two persons to represent it in its dealings with M2 or its attorneys. These persons may (1) discuss and receive comments from M2 or its attorneys regarding the status of the Claim and (2) request and receive in a timely manner copies of any pleadings or other information that is part of the public record. All such activities will be at the sole expense of Cityhub.com and not considered a Claim-related expense. At present, and until further notice, Cityhub.com appoints Sidney J. Jansma, Jr. and Joan Nagelkirk to be the two persons.

11. Each Party and each person signing this Agreement on behalf of a Party represents and warrants to the other that:

(a) Such Party has not entered this Agreement in reliance upon any promise, inducement, agreement, statement, or representation other than those contained in this Agreement.

(b) Such Party has the full right and power to enter into this Agreement, and the person executing this Agreement has the full right and authority to enter into this Agreement on behalf of such Party and the full right and authority to bind such Party to the terms and obligations of this Agreement.

(c) Such Party has been represented by competent and independent counsel of its own choice throughout all negotiations preceding the execution of the Agreement, and has executed this Agreement upon the advice of said competent and independent counsel regarding the meaning and legal effect of this Agreement, and regarding the advisability of making the agreements provided for herein, and fully understands the same.

12. All notices and requests that are required or permitted to be given in connection with this Agreement, other than communications by email, shall be deemed, given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows, or to such other address as the Party to receive the notice or request so designates by written notice to the other:

To M2 Global, Ltd.:

Darren Rennick

President

M2 Global, Ltd.

Global Commerce Centre

Old Parham Road

St. John’s, Antigua

Bahamas

With a copy to :

Jonathan T. Suder

Friedman, Suder & Cooke

604 E. 4th Street, Suite 200

Fort Worth, TX 76102

To Cityhub.com;

Attn: Joan Nagelkirk

3135 N. Clifton, coach house

Chicago, IL 60657

With a copy to

Staes & Scallan, P.C.

111 W. Washington

Suite 1631

Chicago, IL 60602

13. This Agreement shall be construed and controlled in accordance with the laws of the State of Texas and each Party consents to exclusive jurisdiction and venue in the federal courts sitting in the state of Texas, unless no federal subject matter jurisdiction exists, in. which case each Party consents to exclusive jurisdiction and venue in the state courts located in the state of Texas. Each Party waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either Party in the manner authorized by applicable law or court rule.

14. Each Party shall bear its own costs, expenses and attorneys’ fees incurred in connection with the Texas Litigation and the Florida Litigation, the making of this Agreement, and its performance under this Agreement, other than as set forth herein.

15. The terms, covenants, conditions, provisions and benefits of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns,

16. This Agreement results from negotiations between the Parties and their respective legal counsel, and each Party acknowledges that it has had the opportunity to negotiate modifications to the language of this Agreement. Accordingly, each Party agrees that in any dispute regarding the interpretation or construction of this Agreement, no statutory, common law or other presumption shall operate in favor of or against any Party hereto by virtue of its role in drafting or not drafting the terms and conditions set forth herein.

17. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable or otherwise in conflict with law, the remaining provisions shall remain in full force and effect to the extent legally possible. If any provisions of this Agreement are deemed not enforceable, they shall be deemed modified to the extent necessary to make them enforceable.

18. This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Execution of this Agreement may be accomplished by signing this Agreement and transmitting the signature page to opposing counsel by facsimile or email. The Parties so executing and delivering shall promptly thereafter deliver signed originals of at least the signature page(s), but failure to do so shall not affect the validity or enforceability of this Agreement.

19. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver unless expressly stated in writing by the Party making the waiver. No waiver of any provision shall be binding in any event unless executed in writing by the Party making the waiver.

20. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous written or oral agreements or communications as to such subject matter, all of which are merged and fully integrated into this Agreement. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by the Parties.

EXECUTED AS OF THE DATE SET FORTH ABOVE:

M2 GLOBAL, LTD.		CITYHUB.COM, INC.

/s/ Darren Rennick		/s/ Joan Nagelkirk
By:	DARREN RENNICK	By:	Joann Nagelkirk
Its:	PRESIDENT	Its:	President

EXHIBIT “A”

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

MARSHALL DIVISION

CITYHUB.COM, INC., a Delaware	)
Corporation,	)
Plaintiff	)
)
V.	)	NO. 2-09 CV-143
)
JOHN VEENSTRA, LISA MORGAN,	)
GEOMAS (International), LTD.,	)
GEOMAS TAG MANAGEMENT GROUP,	)
a Delaware Limited Liability Company,	)
GEOMAS, INC., a Texas Corporation,	)
VERIZON COMMUNICATIONS, INC.,	)
a Delaware Corporation,	)
IDEARK INFORMATION SERVICES, INC.,	)
a Delaware Corporation, and	)
IDEARK MEDIA SERVICES WEST, INC.	)
(agent of IDEARK INFORMATION SERVICES))
)
Defendants	)

STIPULATION OF DISMISSAL WITH PREJUDICE

It is hereby stipulated by and between all parties to the above-captioned case pursuant to Fed. R. Civ. P. 41(a)(2) and (c) that all claims asserted by Plaintiff against Defendants and all counterclaims asserted by Defendants should be dismissed with prejudice with each party to bear its own costs, expenses and attorneys fees.

Respectfully submitted,

/s/ James Rodney Gilstrap	/s/ Jonathan Suder

Smith & Gilstrap

PO Drawer A

Marshall, TX 75671

903/938-8321

903/938-8331-fax

Andrew Staes

Stephen Scallan

Staes & Scallan PC

111 W Washington, Suite 1631

Chicago, IL 60602

312/201-8969

312/201-9233-fax

David Duggan

Attorney at Law

140 S Dearborn, Suite 1610

Chicago, IL 60602

312/551-0670

312/443-1665-fax

Joseph A Kromholz

Ryan Kromholz & Manion

3360 Gateway Road

Brookfield, WI 53045

262/783-1300 - 262/783-1211 - fax

ATTORNEYS FOR PLAINTIFF

CITYHUB.COM

State Bar No. 19463350

Todd Blumenfeld

State Bar No. 24067518

Friedman, Suder & Cooke, P.C.

Tindall Square Warehouse No. 1

604 East Fourth Street, Suite 200

Fort Worth, Texas 76102

(817)334-0400

(817)334-0401 (fax)

Paul E. Knisely

State Bar No. 11614550

Thomas P. Prehoditch

State Bar No. 16245610

Jason M. Panzer

State Bar No. 00797198

Knisely, Prehoditch & Panzer, P.C.

9020 Capital of Texas Hwy. N.

Building I, Suite 300

Austin, Texas 78759

(512)338-8800

(512)338-8806 (fax)

Mark D. Strachan

State Bar No. 19351500

Sayles/Werbner

A Professional Corporation

1201 Elm Street, Suite 4400

Dallas, Texas 75270

(214) 939-8700

(214) 939-8787 (fax)

ATTORNEYS FOR DEFENDANTS

GEOMAS, INC. AND GEOTAG

MANAGEMENT GROUP, LLC

/s/ Robert J. Myers	/s/ John Scott Andrews
Robert John Myers & Associates 6777 Camp Bowie Blvd. 1250 NE Loop 410, Suite 215 Fort Worth, Texas 76116 Business (817) 877-1969 Fax (817) 877-9969 ATTORNYES FOR JOHN VEENSTRA LISA MORGAN

Jennifer Haltom Doan

Haltom and Doan

6500 Summerhill Road

Crown Executive Center Suite 100

P O Box 6227

Texarkana, Tx 75505

903/255-1000

903/255-0800 - fax

Caren K Khoo

Leonard Charles Suchyta

Verizon Communications -Basking Ridge

One Verizon Way Mail Stop 54S205

Basking Ridge, NJ 07920

908-559-5668

908-766-6974 - fax

ATTORNEYS FOR VERIZON

COMMUNICATIONS, INC.

CERTIFICATE OF SERVICE

I hereby certify that on the              day of April, 2010, I electronically filed the foregoing document with the clerk of the court for the U.S. District Court, Eastern District of Texas, Marshall Division, using the electronic case filing system of the court. The electronic case filing system sent a “Notice of Electronic Filing” to the attorneys of record who have consented in writing to accept this Notice as service of this document by electronic means.

/s/ Jonathan Suder

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF TEXAS

MARSHALL DIVISION

CITYHUB.COM, INC., a Delaware	)
Corporation,	)
Plaintiff	)
)
V.	)	NO. 2-09 CV-143
)
JOHN VEENSTRA, LISA MORGAN,	)
GEOMAS (International), LTD.,	)
GEOMAS TAG MANAGEMENT GROUP,	)
a Delaware Limited Liability Company,	)
GEOMAS, INC., a Texas Corporation,	)
VERIZON COMMUNICATIONS, INC.,	)
a Delaware Corporation,	)
IDEARK INFORMATION SERVICES, INC.,	)
a Delaware Corporation, and	)
IDEARK MEDIA SERVICES WEST, INC.	)
(agent of IDEARK INFORMATION SERVICES),	)
)
Defendants.	)

ORDER OF DISMISSAL WITH PREJUDICE

In consideration of the parties’ Stipulation of Dismissal with Prejudice, it is hereby ORDERED that the Stipulation is GRANTED, and it is ORDERED, ADJUDGED AND DECREED that all claims and counterclaims asserted in this suit among Plaintiff and Defendants are hereby dismissed with prejudice.

It is further ORDERED that all attorneys’ fees and costs are to be borne by the party that incurred them.

EXHIBIT “B”

IN THE UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

M2 Global, LTD.,	)	Case No. 6:09-cv-1209-MSS-KRS
	)	Removed Case: Case No. 05-2009-CA030179
Plaintiff.	)	The Circuit Court Of The Eighteenth Judicial
	)	Circuit In And For Brevard County, A
v.	)
)
Cityhub.com, Inc.,	)
)
Defendant.	)

STIPULATION OF DISMISSAL WITH PREJUDICE

It is hereby stipulated by and between all parties to the above-captioned case pursuant to Fed. R. Civ. P. 41(a)(2) and (c) that all claims asserted by Plaintiff against Defendants and all counterclaims asserted by Defendants should be dismissed with prejudice with each party to bear its own costs, expenses and attorneys fees.

Respectfully submitted,

/s/ Jack A. Kirschenbaum	/s/ Daniel C. Johnson

Florida Bar No.: 250759

Michael D. Porter

Florida Bar No.: 0031149

Adam M. Bird

Florida Bar No.: 0055432

GRAY ROBINSON, P.A.

1795 W. Nasa Blvd.

Melbourne, FL 32901

P.O. Box 1870

Melbourne, FL 32902-1870

Phone (321)727-8100

Fax (321)984-4122

ATTORNEYS FOR PLAINTIFF M2

GLOBAL, LTD.

Carlton Fields, PA

450 S Orange Ave - Ste 500

PO Box 1171

Orlando, FL 32802-1171

407/849-0300

407-648-9099 - fax

Douglas D. Marks

Boyd & Marks, LLC

360 North Babcock Street, Suite 104

Melbourne, FL 32935

(321)255-0600

(321) 255-0606

Stephen Scallan

Andrew Staes

Staes & Scallan PC

111 W Washington, Suite 1631

Chicago, IL 60602

312/201-8969

312/201-9233-fax

ATTORNEYS FOR DEFENDANT

CITYHUB.COM INC.

CERTIFICATE OF SERVICE

I hereby certify that on              the day of April, 2010, I electronically filed the foregoing document with the clerk of the court for the U.S. District Court, Middle District of Florida, using the electronic case filing system of the court. The electronic case filing system sent a “Notice of Electronic Filing” to the attorneys of record who have consented in writing to accept this Notice as service of this document by electronic means.

/s/ Jack A. Kirschenbaum

IN THE UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

M2 Global, LTD.,	)	Case No. 6:09-cv-1209-MSS-KRS
	)	Removed Case: Case No. 05-2009-CA030179
Plaintiff.	)	The Circuit Court Of The Eighteenth Judicial
	)	Circuit In And For Brevard County, A
v.	)
)
Cityhub.com, Inc.,	)
)
Defendant.	)

ORDER OF DISMISSAL WITH PREJUDICE

In consideration of the parties’ Stipulation of Dismissal with Prejudice, it is hereby ORDERED that the Stipulation is GRANTED, and it is ORDERED, ADJUDGED AND DECREED that all claims and counterclaims asserted in this suit among Plaintiff and Defendants are hereby dismissed with prejudice.

It is further ORDERED that all attorneys’ fees and costs are to be borne by the party that incurred them.

Dated:                     , 2010.

UNITED STATES DISTRICT JUDGE